EXHIBIT 99.1

WebMediaBrands Inc. Reports Results
For Its Third Quarter Ended September 30, 2009

(Norwalk, CT – November 12, 2009) -- WebMediaBrands Inc. (Nasdaq: WEBM), an Internet media company concentrating on BtoB communities, today reported results for the quarter ended September 30, 2009.

Revenues from continuing operations for the third quarter of 2009 were $4.5 million compared to revenues of $7.6 million for the same period in 2008.   Loss from continuing operations was $4.6 million for the third quarter of 2009 compared to $21.8 million for the same period in 2008.

“Despite the continued downturn in the economy, which had an impact on our online advertising sales operations during the third quarter, revenues from our job board operations showed improvement during the third quarter and were up 26% compared to the second quarter of 2009.  Also, operating costs in this quarter reflect significant cost savings that we believe will be in effect for the balance of the year and into 2010,” stated Alan M. Meckler, Chairman and CEO of WebMediaBrands.

In August 2009 WebMediaBrands entered into an asset purchase agreement to sell its Internet.com division to QuinStreet, Inc. for an aggregate purchase price of $18.0 million in cash, subject to a working capital purchase price adjustment.  The Company anticipates consummating the transaction on or about November 30, 2009, subject to stockholder approval.

In February 2009 WebMediaBrands completed the sale of its online images business to Getty Images, Inc. for an aggregate purchase price of $96.0 million in cash, subject to a working capital purchase price adjustment.  As a result of the sale, these financial results reflect WebMediaBrands’s online images segment as a discontinued operation, and continuing operations are comprised solely of the online media business.  Prior year financial results have been presented to reflect WebMediaBrands’s online images segment as a discontinued operation.

WebMediaBrands Inc. 3rd Quarter 2009 Financial Results Conference Call Alert

WebMediaBrands Inc. invites you to participate in its conference call reviewing 2009 third quarter results on Thursday, November 12, 2009 at 5:00 pm EST.

The conference call number is 800-967-7134 for domestic participants and 719-457-1506 for international participants; pass code “677 5406.”   Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Thursday, November 26, 2009. Replay call numbers are 888-203-1112 for domestic participants and 719-457-0820 for international participants; pass code “677 5406.”

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Operations
For the Three and Nine Months Ended September 30, 2008 and 2009
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2009	2008	2009
Revenues	$7,575	$4,540	$24,889	$16,143
Cost of revenues (exclusive of items shown separately below)	4,265	2,899	13,308	10,313
Advertising, promotion and selling	2,005	1,406	6,198	4,795
General and administrative	4,488	2,319	16,251	10,211
Depreciation	299	276	761	824
Amortization	811	216	2,432	700
Impairment	—	—	—	662
Restructuring charge	—	—	—	875
Total operating expenses	11,868	7,116	38,950	28,380
Operating loss from continuing operations	(4,293)	(2,576)	(14,061)	(12,237)
Other income (loss), net	(6)	48	(11)	179
Interest income	6	3	12	161
Interest expense	(1,625)	(182)	(5,198)	(1,674)
Loss on extinguishment of debt	—	—	—	(2,119)
Loss on fair value of interest rate swap	—	—	—	(6,732)

Loss from continuing operations before income taxes and noncontrolling interest	(5,918)	(2,707)	(19,258)	(22,422)
Provision (benefit) for income taxes	15,908	1,898	15,941	(682)
Noncontrolling interest	(19)	—	(25)	11
Loss from continuing operations	(21,845)	(4,605)	(35,224)	(21,729)
Income (loss) from discontinued operations	(38,641)	—	(30,914)	208
Gain (loss) on sale of discontinued operations	—	(40)	—	7,019
Provision for income taxes from discontinued operations	2,136	—	880	25
Net loss	$(62,622)	$(4,645)	$(67,018)	$(14,527)

Income (loss) per share:
Basic
Loss from continuing operations	$(0.61)	$(0.13)	$(0.98)	$(0.60)
Income (loss) from discontinued operations	(1.13)	—	(0.88)	0.20
Net loss	$(1.74)	$(0.13)	$(1.86)	$(0.40)

Diluted
Loss from continuing operations	$(0.61)	$(0.13)	$(0.98)	$(0.60)
Income (loss) from discontinued operations	(1.13)	—	(0.88)	0.20
Net loss	$(1.74)	$(0.13)	$(1.86)	$(0.40)

Shares used in computing income (loss) per share:
Basic	35,967	36,813	35,967	36,377
Diluted	35,967	36,813	35,967	36,377

WebMediaBrands Inc.
Consolidated Condensed Balance Sheets
December 31, 2008 and September 30, 2009
 (in thousands, except share and per share amounts)

	December 31, 2008	September 30, 2009
		(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,755	$4,134
Accounts receivable, net of allowances of $438 and $167, respectively	6,673	3,229
Prepaid expenses and other current assets	4,040	2,219
Deferred income taxes	53	—
Assets of discontinued operations	14,138	—
Total current assets	28,659	9,582

Property and equipment, net of accumulated depreciation of $9,947 and $9,814, respectively	2,424	2,114
Intangible assets, net	3,060	2,362
Goodwill	26,062	27,378
Investments and other assets	2,564	1,137
Assets held for sale and of discontinued operations	101,324	3,200
Total assets	$164,093	$45,773

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,074	$716
Accrued payroll and related expenses	1,557	1,533
Accrued expenses and other current liabilities	5,224	1,893
Current portion of long-term debt	81,213	—
Deferred revenues	2,347	2,127
Liabilities of discontinued operations	25,937	—
Total current liabilities	117,352	6,269

Loan from related party	—	7,197
Deferred revenues	108	100
Deferred income taxes	1,266	1,530
Fair value of interest rate swap	7,559	—
Other long-term liabilities	205	158
Liabilities of discontinued operations	2,727	—
Total liabilities	129,217	15,254

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 36,032,152 and 36,976,237 shares issued, respectively	360	370
Additional paid-in capital	273,324	279,233
Accumulated deficit	(234,479)	(249,006)
Treasury stock, 65,000 shares at cost	(106)	(106)
Accumulated other comprehensive income (loss)	(4,223)	28
Total stockholders’ equity	34,876	30,519
Total liabilities and stockholders’ equity	$164,093	$45,773

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Cash Flows
For the Nine Months Ended September 30, 2008 and 2009
 (in thousands)

	Nine Months Ended September 30,
	2008	2009
Cash flows from operating activities:
Net loss	$(67,018)	$(14,527)
Less: Income (loss) from discontinued operations, net of tax	(31,794)	183
Less: Gain on sale of discontinued operations	—	7,019
Loss from continuing operations	(35,224)	(21,729)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Loss on fair value of swap	—	6,732
Depreciation and amortization	3,193	1,524
Impairment	—	662
Stock-based compensation	3,972	2,447
Provision for losses on accounts receivable	99	48
Noncontrolling interest	25	(11)
Other income, net	—	(150)
Amortization of debt issuance costs	223	11
Loss on extinguishment of debt	—	2,119
Deferred income taxes	15,193	(2,561)
Excess tax benefit from stock-based compensation	—	(3,226)
Changes in operating assets and liabilities (net of businesses acquired/disposed):
Accounts receivable, net	870	3,220
Prepaid expenses and other assets	1,452	4,520
Accounts payable and accrued expenses and other liabilities	(1,231)	(2,734)
Deferred revenues	117	(228)
Discontinued operations	23,529	(1,359)
Net cash provided by (used in) operating activities	12,218	(10,715)
Cash flows from investing activities:
Purchases of property and equipment	(1,973)	(539)
Purchases of businesses, assets and other	(854)	(1,630)
Proceeds from sale of assets and other	295	—
Proceeds from sale of discontinued operations	—	91,205
Discontinued operations	(7,569)	(217)
Net cash provided by (used in) investing activities	(10,101)	88,819
Cash flows from financing activities:
Debt issuance costs	(15)	(384)
Borrowings under long-term obligations	1,600	7,197
Settlement of interest rate swap	—	(6,732)
Repayment of borrowings under credit facilities	(6,615)	(81,213)
Proceeds from exercise of stock options	7	246
Excess tax benefit from stock-based compensation	—	3,226
Net cash used in financing activities	(5,023)	(77,660)
Effects of exchange rates on cash and cash equivalents	29	(65)
Net change in cash and cash equivalents	(2,877)	379
Cash and cash equivalents, beginning of period	7,301	3,755
Cash and cash equivalents, end of period	$4,424	$4,134
Cash refund of income taxes, net	$1,204	$1,320
Cash paid for interest	$5,062	$1,660
Non-cash investing activities:
Acquisitions of long-lived assets	$219	$23

About WebMediaBrands Inc.

WebMediaBrands Inc. (Nasdaq: WEBM, www.webmediabrands.com) is an Internet media company concentrating on BtoB communities.  WebMediaBrands has three online communities:  Internet.com for IT managers and Web developers; Mediabistro.com for media professionals and Graphics.com for design and creative professionals.  All three communities offer job boards, marketplaces, online education offerings and events.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release that are not historical facts are "forward-looking statements" under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example, the successful completion of the sale of the Internet.com business to QuinStreet, Inc.; general economic conditions; the competitive environment in which WebMediaBrands competes; the unpredictability of WebMediaBrands’s future revenues, expenses, cash flows and stock prices; and WebMediaBrands’s dependence on a limited number of advertisers.   For a more detailed discussion of such risks and uncertainties, refer to WebMediaBrands’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and WebMediaBrands assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

All current WebMediaBrands press releases can be found online at
www.webmediabrands.com/corporate/press.html

For information on WebMediaBrands contact:

Amanda Barrett
Director of Marketing
212-547-7879
press@webmediabrands.com